UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

Summit Cash Reserves Fund	October 31, 2009

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Conditions in the financial system continued to improve over the past six months as the broader economy appeared to find its footing. As investors became more confident, they began to seek out higher-risk, higher-return investments, which boosted stock prices and many of the more credit-sensitive segments of the bond market. The environment was less favorable for government-backed bonds and very short-term securities, however, as the Fed’s near-zero short-term interest rate policy kept money market rates at historic lows. The Summit Cash Reserves Fund was able to eke out a small gain over the past six and 12 months thanks to its low expense posture. While the Summit GNMA Fund’s gain over the past 12 months remained quite strong, it recorded a modest gain in the past six months as investors sought higher yields.

ECONOMY AND INTEREST RATES

The steep recession that began in December 2007 finally began to ease over the past six months. Gross domestic product (GDP), which had contracted at an annualized rate of 6.4% in the first quarter of 2009, declined by only 0.7% in the second and then began to grow in the third—expanding at an annualized rate of 2.8%, according to recent estimates. The turnaround represented the impact of several factors, including increased government spending and a rebound in some export markets, particularly in Asia. The steep decline in the housing sector also appeared to reach bottom, as housing prices and home sales and construction began to advance.

Not all economic signals were flashing green by the end of the period, however. Most notably, the labor market remained exceptionally weak, with the unemployment rate reaching a 26-year high as it climbed above 10% in October. Nervous about their jobs, Americans kept their spending to a minimum and diverted a greater portion of their incomes to savings—a welcome trend in the long run but one destined to weigh on short-term growth. Credit remained difficult to obtain for many businesses, especially small ones. For these reasons, many economists predicted the economy would grow slowly out of the recession—a repeat of the “jobless recoveries” that followed the last two, more-shallow economic downturns.

The rebound in the credit markets proved much more decisive, largely due to massive and unprecedented actions taken by the Federal Reserve and Treasury Department. The influence of the Treasury Department’s Troubled Asset Relief Program (TARP) was key to the financial system’s recovery in late 2008 and early 2009 but began to wane over the past six months. As their losses on bad loans moderated and as their balance sheets began to improve, several of the largest financial institutions began to repay funds loaned to them at the height of the financial crisis. Some major banks even recorded large profits in the third quarter.

As capital injections in the banks wound down, measures to bolster particular credit markets ramped up. Among the most prominent of these was the Fed’s Term Asset-Backed Securities Loan Facility (TALF), which began operations in March. The program’s parameters were steadily expanded to support the market for bundled student, auto, credit card, small business, and eventually commercial real estate loans. The Fed also announced in March its intention to begin buying long-term Treasury securities in an effort to keep a lid on long-term interest rates and increase liquidity—a policy known as “quantitative easing.” Additionally, the central bank continued its purchases of mortgage-backed securities (MBS) issued by Fannie Mae, Freddie Mac, and Ginnie Mae, which helped keep mortgage rates near multi-decade lows.

The weak economy and the Fed’s aggressive monetary easing kept short-term interest rates near zero over the past several months. GNMA yields remained largely stable over the period, thanks to both direct Fed purchases and contained longer-term Treasury yields, which also reflected the impact of Fed buying.

SUMMIT CASH RESERVES FUND

Your fund returned 0.09% over the six months and 0.60% in the 12 months ended October 31, 2009. Although the fund’s return was very modest, it outpaced the Lipper Money Market Funds Average over both periods because of its low expenses and favorable maturity posture, or the mix of maturities in the portfolio. The longer-term returns for the fund have been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 45 out of 295, 25 out of 272, 20 out of 258, and 16 out of 202 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2009, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Money market yields continued their grind to lower levels as the Federal Reserve’s massively accommodative policy of monetary and quantitative easing remained firmly in place. Persistent demand in the face of falling supply continues to pressure all rates lower. As many investors still prefer the relative safety and liquidity of money funds, demand for money market eligible investments remains elevated. Meanwhile, the supply of such investable assets continues to dwindle as a slowing economy creates less demand for credit. Many money market issuers have cut back on their borrowing needs, and the amount of commercial paper outstanding has fallen significantly. Even the U.S. government is expected to reduce its borrowing in the Treasury bill market in favor of longer-term financing.

A brief review of money market levels shows how low borrowing rates have fallen. Yields on Treasury bills—the most liquid of all cash investments—are most telling: 90-day Treasury bills, which six months ago yielded only 0.13%, continued to fall further and ended the period yielding 0.05%. This was also the case with 90-day agency discount notes, which fell from 0.14% to 0.09%. The market benchmark 90-day London Interbank Offered Rate (Libor) fell a full percentage point to 0.28% in the past six months. Higher-quality issues, including those we invest in for the fund, trade at levels well below Libor. Thus, it is not surprising that yields on most money funds are quickly approaching 0.00%.

We have shifted the composition of the portfolio in order to capture quickly disappearing yields. In an unusual turnabout, municipal tax-exempt yields have remained higher than most taxable yields for similar maturities. We have therefore used the strength of the firm’s municipal investment professionals to invest as much as 40% of the portfolio in these opportunities. A significant portion of the portfolio is invested in some of the higher-quality names in the banking sector, and receivables-backed issues also represent major investments.

The weighted average maturity of the portfolio remains relatively long at 65 days. This interest rate posture represents our view that the Federal Reserve will maintain exceptionally low interest rates for some time to come. We believe that the economy is bottoming, but outright job creation and a falling unemployment rate will be prerequisites for the Fed to guide rates higher. The Fed’s massive expansion of its balance sheet through direct purchases of Treasury and agency debt has complicated the central bank’s exit strategy. How the Federal Reserve will shift from its current policy stance to one that is less accommodative remains quite uncertain and will be the subject of careful focus on our part in the months to come.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 3.71% over the six months and 11.52% over the 12 months ended October 31, 2009. As shown in the Performance Comparison table, the portfolio modestly outperformed the Barclays Capital U.S. GNMA Index over both periods while trailing the Lipper GNMA Funds Average. The fund’s performance continued to compare favorably with the majority of its peers, particularly over longer time periods. Based on cumulative total return, the fund was ranked 30 out of 64, 27 out of 57, 25 out of 56, and 13 out of 41 funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended October 31, 2009, respectively. Results will vary for other time periods. (Past performance cannot guarantee future results.)

Securitized bonds such as GNMAs have been a primary beneficiary of government support over the past year. This has helped GNMAs enjoy robust returns to date in 2009 after experiencing unprecedented distress at the end of 2008. As discussed earlier, the Fed’s purchases of MBS and the TALF have helped push yields lower. In addition, several investment funds have launched through the Public-Private Investment Program (PPIP), which was announced in March but became operational only recently. Because they are combined efforts between the government and private asset managers, the PPIP funds have provided strong support to the market for non-agency residential and commercial mortgage-backed securities (CMBS)—whether from real demand or from investors’ anticipation of eventual demand.

During the period, the Summit GNMA Fund benefited from careful security selection of MBS pools that respond favorably to changes in interest rates. The mix of maturities held in the fund also boosted results. We also benefited from modest allocations to non-GNMA securities, particularly AAA rated CMBS, which have performed well in the wake of the Fed’s TALF program and the anticipated bid from PPIP funds. These sectors continue to outperform as the government support seems to be outweighing deteriorating fundamentals.

Going forward, we are refocusing on relative value within our investable universe. Traditional valuation relationships—the premium investors are willing to pay for agency-backed debt, for example—seem to be resurfacing as markets normalize following the credit crisis. As higher-risk issues offer less additional yield, we have been slowly taking risk off the table and getting more defensive. We are closely monitoring the wind-down of the major government programs addressed previously in an economic environment that continues to be stressed and the related implications for securitized product sectors. We seek to outperform primarily through security selection in the GNMA sector, while adding value incrementally in non-GNMA sectors when we see attractive risk-adjusted return opportunities.

OUTLOOK

As the credit crisis (hopefully) passes into history, bond investors will have to shift their attention from the impact of new government programs to the implications of an end of government support. We are optimistic that credit markets will be able to stand on their own and, in the case of the money markets, that a return to normal will mean better returns for investors. Our primary job, however, will continue to be paying careful attention to individual securities selected for the portfolios. We are glad to have the support of an extensive expert team of internal analysts in managing risk while seeking superior returns for shareholders.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 16, 2009

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share prices to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED SECURITIES 2.8%		
Bank of America Auto Trust Series 2009-1A, Class A1 0.668%, 7/15/10 (1)	11,454	11,454
Chrysler Financial Auto Securities Series 2009-A, Class A1 1.012%, 7/15/10	30,302	30,302
CIT Equipment Collateral Trust Series 2009-VT1, Class A1 1.22%, 6/15/10 (1)	25,024	25,024
CNH Equipment Trust Series 2009-A, Class A1 1.736%, 4/15/10	68	68
Ford Credit Auto Lease Trust Series 2009-A, Class A1 1.237%, 6/15/10 (1)	17,632	17,632
Ford Credit Auto Owner Trust Series 2009-B, Class A1 0.988%, 6/15/10 (1)	12,088	12,088
Harley-Davidson Motorcycle Trust Series 2009-1, Class A1 1.489%, 5/15/10	4,424	4,424
Harley-Davidson Motorcycle Trust Series 2009-2, Class A1 0.718%, 7/15/10	3,941	3,941
Honda Auto Receivables Owner Trust Series 2009-2, Class A1 1.318%, 5/17/10	10,340	10,340
Honda Auto Receivables Owner Trust Series 2009-3, Class A1 0.754%, 7/15/10	33,134	33,134
John Deere Owner Trust Series 2009-A, Class A1 1.132%, 7/2/10	12,815	12,815
Nissan Auto Lease Trust Series 2009-A, Class A1 1.043%, 6/15/10	1,057	1,057

World Omni Auto Receivables Trust Series 2009-A, Class A1 1.622%, 4/15/10	5,871	5,871
Total Asset Backed Securities (Cost $168,150)		168,150

CERTIFICATES OF DEPOSIT 13.7%

Eurodollar 3.9% (2)

Banco Bilbao Vizcaya, 0.29%, 3/1/10	50,000	50,000
BNP Paribas, 0.27%, 12/4/09	50,000	50,000
Commonwealth Bank of Australia, 0.80%, 2/19/10	30,000	30,000
DnB NOR Bank, 0.70%, 10/21/10	25,000	25,000
HSBC Bank, 0.98%, 11/5/09	25,000	25,000
Societe Generale, 0.68%, 9/20/10	50,000	50,000
		230,000

Yankee 9.8% (3)

Abbey National, 1.05%, 5/24/10	50,000	50,000
Abbey National, 1.13%, 5/28/10	25,000	25,002
Banco Bilbao Vizcaya, 1.46%, 4/30/10	35,000	35,002
Bank of Tokyo-Mitsubishi, 0.25%, 1/19/10	18,000	18,000
Bank of Tokyo-Mitsubishi, 0.25%, 1/27/10	45,000	45,000
Bank of Tokyo-Mitsubishi, 0.28%, 12/4/09	20,000	20,000
Barclays Bank, 0.23%, 1/29/10	50,000	50,000
Intesa Sanpaolo, 1.05%, 8/9/10	25,000	25,000
Intesa Sanpaolo, 1.07%, 5/21/10	25,000	25,000
Intesa Sanpaolo, 1.20%, 6/21/10	32,500	32,500
Intesa Sanpaolo, 1.64%, 4/30/10	41,500	41,500
Nordea Bank Finland, 0.84%, 8/5/10	10,000	10,000
Nordea Bank Finland, 1.14%, 5/20/10	25,000	25,001
Nordea Bank Finland, 1.78%, 5/3/10	53,500	53,500

Rabobank Nederland, 0.30%, 11/3/09	25,000	25,000
Sumitomo Mitsui Banking, 0.27%, 1/19/10	62,500	62,500
Sumitomo Mitsui Banking, 0.295%, 12/9/09	23,000	23,000
Westpac Banking, 0.80%, 3/25/10	20,000	20,001
		586,006
Total Certificates of Deposit (Cost $816,006)		816,006

COMMERCIAL PAPER 35.4%

4(2) 26.7% (4)

Alpine Securitization, 0.19%, 11/20/09	5,700	5,699
ASB Finance, 0.34%, 5/3/10	25,000	24,957
ASB Finance, 0.45%, 1/22/10	3,500	3,496
ASB Finance, 0.52%, 2/26/10	37,500	37,437
ASB Finance, 0.52%, 3/8/10	12,000	11,978
Banco Bilbao Vizcaya London, 0.34%, 4/22/10	39,000	38,937
Bryant Park Funding, 0.19%, 11/17/09	15,427	15,426
Cafco, 0.255%, 1/7/10	24,700	24,688
Cafco, 0.26%, 12/2/09	29,700	29,693
Cafco, 0.26%, 1/6/10	30,000	29,986
Cafco, 0.26%, 1/11/10	14,373	14,366
Cafco, 0.34%, 11/2/09	17,826	17,826
Chariot Funding, 0.20%, 12/15/09	4,430	4,429
Ciesco, 0.30%, 11/17/09	46,800	46,794
Ciesco, 0.30%, 11/18/09	68,000	67,990
Ciesco, 0.33%, 11/12/09	10,000	9,999
Citibank Credit Card Issuance Trust, 0.29%, 1/12/10	50,000	49,971
Citibank Credit Card Issuance Trust, 0.44%, 11/2/09	73,500	73,499
CRC Funding, 0.26%, 1/12/10	4,000	3,998
CRC Funding, 0.30%, 11/17/09	27,000	26,996

CRC Funding, 0.33%, 11/2/09	35,000	35,000
CRC Funding, 0.43%, 1/20/10	10,750	10,744
Danske, 0.255%, 12/1/09	16,300	16,297
DnB NOR Bank, 0.66%, 9/10/10	50,000	49,713
Eksportfinans, 0.20%, 11/16/09	30,000	29,997
Eksportfinans, 0.23%, 11/16/09	45,000	44,996
Enterprise Funding, 0.27%, 11/20/09	23,639	23,636
Fairway Finance, VR, 0.244%, 1/12/10	30,000	30,000
Fairway Finance, 0.29%, 11/6/09	49,772	49,770
Fortis Funding, 0.29%, 12/9/09	42,500	42,487
GDF Suez, 0.19%, 11/10/09	41,800	41,798
Greenwich Capital Holdings, 0.55%, 11/10/09	37,500	37,495
MassMutual Life Insurance, 0.24%, 11/5/09	29,153	29,152
MassMutual Life Insurance, 0.24%, 11/12/09	13,705	13,704
MassMutual Life Insurance, 0.25%, 11/13/09	13,519	13,518
MassMutual Life Insurance, 0.25%, 11/20/09	29,500	29,496
MetLife Short Term Funding, 0.30%, 1/15/10	12,300	12,292
MetLife Short Term Funding, 0.42%, 11/23/09	12,500	12,497
MetLife Short Term Funding, 0.48%, 11/9/09	20,000	19,998
MetLife Short Term Funding, 0.48%, 11/10/09	55,000	54,993
Old Line Funding, 0.50%, 2/8/10	5,000	4,993
Ranger Funding, 0.30%, 11/17/09	50,000	49,993
Straight-A Funding, 0.27%, 11/2/09	20,035	20,035
Straight-A Funding, 0.28%, 11/2/09	30,000	30,000
Straight-A Funding, 0.28%, 11/3/09	40,042	40,041
Straight-A Funding, 0.28%, 11/9/09	15,000	14,999
Straight-A Funding, 0.28%, 11/9/09	50,000	49,997
Thunder Bay Funding, 0.29%, 11/4/09	19,392	19,392
Thunder Bay Funding, 0.30%, 2/1/10	25,000	24,981

University of California, 0.35%, 12/1/09	37,500	37,489
		518,404
Total Commercial Paper (Cost $2,106,801)		2,106,801

MEDIUM-TERM NOTES 4.4%

American Honda Finance, FRN, 0.533%, 9/28/10 (1)	25,000	25,000
Credit Suisse First Boston, FRN, 0.505%, 11/20/09	24,000	24,003
Goldman Sachs, 0.25%, 11/13/09	50,000	50,000
International Bank for Reconstruction & Development, FRN 0.231%, 2/1/10	50,000	50,000
Morgan Stanley, FRN, 0.564%, 1/15/10	22,000	22,008
Procter & Gamble International Funding, FRN, 0.478%, 5/7/10	10,000	10,000
Procter & Gamble International Funding, FRN, 0.714%, 2/8/10	12,250	12,250
Roche Holdings, FRN, 1.393%, 2/25/10 (1)	12,000	12,000
Royal Bank of Scotland, FRN, 0.509%, 2/12/10	25,000	25,000
Santander Central Hispano Issuances, 7.625%, 9/14/10	5,269	5,565
Santander U.S. Debt, FRN, 0.333%, 7/23/10 (1)	28,000	27,930
Total Medium-Term Notes (Cost $263,756)		263,756

MUNICIPAL SECURITIES 40.6%

Baltimore, Parking, VRDN, 0.28%, 7/1/32	6,890	6,890
Bay Area Toll Auth., VRDN, 0.17%, 4/1/47	34,000	34,000
Bay Area Toll Auth., VRDN, 0.17%, 4/1/47	78,800	78,800
Bay Area Toll Auth., VRDN, 0.18%, 4/1/47	10,000	10,000
California, Kindergarten, GO, VRDN, 0.20%, 5/1/34	13,410	13,410
California, Kindergarten, GO, VRDN, 0.21%, 5/1/34	24,400	24,400
California Dept. of Water Resources, Power Supply, VRDN 0.17%, 5/1/18	13,575	13,575
California Dept. of Water Resources, Power Supply, VRDN 0.17%, 5/1/22	28,735	28,735

Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health, VRDN, 0.20%, 7/1/39	12,500	12,500
Dormitory Auth. of the State of New York, Personal Income Tax 1.25%, 6/15/10	10,750	10,770
Dormitory Auth. of the State of New York, Personal Income Tax VRDN, 0.20%, 3/15/26	2,000	2,000
East Bay Municipal Utility Dist., VRDN, 0.23%, 6/1/38	9,500	9,500
East Bay Municipal Utility Dist., VRDN, 0.23%, 6/1/38	14,000	14,000
Fairfax County IDA, Inova Health, VRDN, 0.20%, 5/15/35	17,485	17,485
Fulton County Dev. Auth., Robert W. Woodruff Arts Center VRDN, 0.21%, 3/15/39	10,500	10,500
Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 0.20%, 9/1/35	47,575	47,575
Guilford County, GO, VRDN, 0.25%, 4/1/27	7,000	7,000
Guilford County, GO, VRDN, 0.26%, 3/1/25	38,665	38,665
Harris County Cultural Ed. Fac., Methodist Hosp., VRDN 0.18%, 12/1/27	36,740	36,740
Harris County Health Fac. Dev. Corp., Baylor College of Medicine, VRDN, 0.21%, 11/15/47	59,800	59,800
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.20%, 10/1/41	18,170	18,170
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.24%, 10/1/29	16,525	16,525
Illinois Fin. Auth., Northwestern Memorial Hosp., VRDN 0.20%, 8/15/42	7,000	7,000
Illinois Toll Highway Auth., VRDN, 0.35%, 7/1/30	43,100	43,100
Illinois Toll Highway Auth., VRDN, 0.35%, 7/1/30	18,210	18,210
Indiana Fin Auth., Parkview Health, VRDN, 0.17%, 11/1/39	10,655	10,655
Indiana Fin. Auth., Trinity Health, VRDN, 0.17%, 12/1/33	21,250	21,250
Iowa Fin. Auth., Iowa Health, VRDN, 0.20%, 2/15/35	12,840	12,840
Jacksonville Electric Auth., Water & Sewer, VRDN 0.27%, 10/1/36	13,130	13,130
JPMorgan Chase, Ascension Health, VRDN, 0.20%, 11/15/30 (1)	5,200	5,200

JPMorgan Chase, Bay Area Toll Auth., VRDN, 0.20%, 4/1/16 (1)	2,500	2,500
JPMorgan Chase, District of Columbia, GO, VRDN 0.20%, 6/1/17 (1)	5,500	5,500
JPMorgan Chase, Duke Univ., VRDN, 0.20%, 10/1/34 (1)	11,000	11,000
JPMorgan Chase, Froedtert & Community Health, VRDN 0.20%, 4/1/17 (1)	7,995	7,995
JPMorgan Chase, Massachusetts Water Pollution Abatement Trust, VRDN, 0.20%, 2/1/17 (1)	2,000	2,000
JPMorgan Chase, Metropolitan Water Dist. of Southern California, VRDN, 0.20%, 7/1/31 (1)	2,225	2,225
JPMorgan Chase, Minnesota, GO, VRDN, 0.20%, 11/1/10 (1)	5,975	5,975
JPMorgan Chase, New York Personal Income Tax, VRDN 0.20%, 3/15/17 (1)	8,380	8,380
JPMorgan Chase, Salt River Agricultural Improvement & Power VRDN, 0.20%, 1/1/17 (1)	4,000	4,000
JPMorgan Chase, Univ. of California Regents, VRDN 0.20%, 11/15/16 (1)	4,900	4,900
Kansas DOT, Highway, VRDN, 0.19%, 9/1/19	12,500	12,500
King County, GO, VRDN, 0.20%, 6/1/29	16,500	16,500
Los Angeles Dept. of Water & Power, VRDN, 0.18%, 7/1/34	23,275	23,275
Loudoun County IDA, Howard Hughes Medical Institute, VRDN 0.18%, 2/15/38	33,850	33,850
Loudoun County IDA, Howard Hughes Medical Institute, VRDN 0.18%, 2/15/38	17,925	17,925
Lynchburg IDA, Centra Health, 0.37%, 1/1/28 (Tender 11/4/09)	4,600	4,600
Lynchburg IDA, Centra Health, 0.37%, 1/1/35 (Tender 11/4/09)	5,500	5,500
Maryland CDA, Residential Housing, VRDN, 0.30%, 9/1/40 (6)	12,800	12,800
Maryland HHEFA, Johns Hopkins Hosp., TECP, 0.33%, 12/8/09	12,650	12,650
Maryland HHEFA, Johns Hopkins Hosp., TECP, 0.33%, 1/7/10	23,500	23,500
Maryland HHEFA, Johns Hopkins Hosp., TECP, 0.35%, 1/4/10	21,500	21,500
Maryland HHEFA, Johns Hopkins Univ., VRDN, 0.27%, 7/1/27	21,500	21,500
Maryland HHEFA, Pickersgill Retirement Community, VRDN 0.22%, 1/1/35 (7)	7,500	7,500

Maryland HHEFA, Stevenson Univ., VRDN, 0.20%, 7/1/30	5,000	5,000
Maryland Stadium Auth., Football Stadium, VRDN 0.32%, 3/1/26	600	600
Massachusetts HEFA, Harvard Univ., VRDN, 0.25%, 7/1/29	6,305	6,305
Massachusetts HEFA, Partners Healthcare, VRDN 0.20%, 7/1/27	4,500	4,500
Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.18%, 11/1/34	9,385	9,385
Miami-Dade County IDA, Dolphin Stadium, VRDN 0.40%, 7/1/31	20,130	20,130
Minnesota Housing Fin. Agency, Single Family, VRDN 0.30%, 7/1/38	12,280	12,280
Mississippi Hosp. Equipment & Facilities Auth., North Mississippi Health Services, VRDN, 0.26%, 5/15/16	10,600	10,600
Missouri HEFA, SSM Health Care, VRDN, 0.20%, 6/1/33	5,000	5,000
Missouri HEFA, SSM Health Care, VRDN, 0.23%, 6/1/35	9,500	9,500
Montgomery County, GO, TECP, 0.30%, 11/2/09	40,035	40,035
Montgomery County, GO, TECP, 0.30%, 11/4/09	12,685	12,685
Montgomery County, GO, TECP, 0.35%, 1/7/10	48,000	48,000
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.20%, 7/1/33	13,890	13,890
Municipal Electric Auth. of Georgia, BAN, 2.25%, 6/21/10	7,810	7,827
Murray City, IHC Health Services, VRDN, 0.18%, 5/15/36	10,550	10,550
Nassau County, GO, VRDN, 0.18%, 12/1/24	37,095	37,095
Nassau County Interim Fin. Auth., VRDN, 0.20%, 11/15/19	6,250	6,250
New Hampshire, GO, TECP, 0.40%, 11/19/09	5,300	5,300
New Mexico Fin. Auth., VRDN, 0.30%, 12/15/26	6,000	6,000
New York City, GO, VRDN, 0.23%, 4/1/36	43,555	43,555
New York City, GO, VRDN, 0.25%, 1/1/36	12,630	12,630
New York City, GO, VRDN, 0.28%, 3/1/34	13,310	13,310
New York City Transitional Fin. Auth., VRDN, 0.20%, 11/1/22	18,465	18,465

New York State Energy Research & Dev., Consolidated Edison VRDN, 0.18%, 5/1/39	7,300	7,300
New York State Housing Fin. Agency, 17th & 10th Associates VRDN, 0.20%, 5/15/39	6,800	6,800
New York State Housing Fin. Agency, 600 W 42nd Street, VRDN 0.95%, 11/1/41	41,900	41,900
New York State Housing Fin. Agency, DeKalb Associates, VRDN 0.20%, 5/1/42	10,525	10,525
Norfolk IDA, Sentara Healthcare, TECP, 0.35%, 12/11/09	12,200	12,200
North Carolina Medical Care Commission, WakeMed, VRDN 0.22%, 10/1/26	8,000	8,000
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health VRDN 0.18%, 1/1/43	24,250	24,250
Orange County HFA, Nemours Foundation, VRDN 0.20%, 1/1/39	12,000	12,000
Orange County Sanitation Dist., VRDN, 0.24%, 8/1/29	24,255	24,255
Orange County Sanitation Dist., VRDN, 0.24%, 8/1/30	27,500	27,500
Oregon DOT, VRDN, 0.20%, 11/15/26	25,135	25,135
Oregon DOT, VRDN, 0.20%, 11/15/27	21,300	21,300
Oregon DOT, VRDN, 0.25%, 11/15/26	4,875	4,875
Philadelphia Hosp. & Higher Ed. Fac., Childrens Hosp., VRDN 0.18%, 7/1/25	6,900	6,900
Philadelphia School Dist., GO, VRDN, 0.19%, 9/1/21	11,000	11,000
Providence Health & Services, TECP, 0.41%, 1/11/10	15,000	15,000
Providence Health & Services, TECP, 0.45%, 2/8/10	13,000	13,000
Providence Health & Services, TECP, 0.50%, 3/8/10	4,500	4,500
Providence Health & Services, TECP, 0.52%, 3/5/10	24,450	24,450
Providence Health & Services, TECP, 0.55%, 12/7/09	13,000	13,000
Providence Health & Services, TECP, 0.60%, 1/11/10	7,500	7,500
Riverside Electric, VRDN, 0.18%, 10/1/35	26,520	26,520
Sacramento Municipal Utility Dist., VRDN, 0.20%, 8/15/28	35,650	35,650

Saint Mary Hosp. Auth., Catholic Health Initiatives, VRDN 0.27%, 5/1/44	22,300	22,300
Salt River Agricultural Improvement & Power, TECP 0.30%, 12/11/09	5,600	5,600
Salt River Agricultural Improvement & Power, TECP 0.35%, 12/4/09	5,000	5,000
San Diego County Regional Transportation Commission, VRDN 0.25%, 4/1/38	13,165	13,165
San Diego County Regional Transportation Commission, VRDN 0.25%, 4/1/38	32,500	32,500
San Jose Fin. Auth., Civic Center, VRDN, 0.17%, 6/1/39	19,920	19,920
San Mateo County Community College, GO, VRDN 0.20%, 9/1/38	10,000	10,000
Santa Clara Valley Transportation Auth., VRDN, 0.19%, 4/1/36	12,725	12,725
Santa Clara Valley Transportation Auth., Sales Tax, VRDN 0.20%, 6/1/26	16,605	16,605
Santa Clara Valley Transportation Auth., Sales Tax, VRDN 0.23%, 6/1/26	9,000	9,000
Southern Ute Indian Tribe, VRDN, 1.05%, 1/1/27	11,800	11,800
Tarrant County Cultural Ed. Fac. Fin. Corp., Dallas Methodist Hosp., VRDN, 0.23%, 10/1/41	3,730	3,730
Tarrant County Cultural Ed. Fac. Fin. Corp., Christus Health VRDN, 0.26%, 7/1/47	11,500	11,500
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.18%, 11/15/19	13,230	13,230
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.20%, 11/15/47	16,000	16,000
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.26%, 11/15/33	12,660	12,660
Tennessee, GO, TECP, 0.33%, 11/12/09	5,000	5,000
Tennessee, GO, TECP 0.35%, 11/10/09	20,000	20,000
Tennessee, GO, TECP, 0.35%, 12/1/09	4,500	4,500
Texas, Veterans Housing, VRDN, 0.31%, 6/1/21	8,990	8,990
Texas, Veterans Housing, VRDN, 0.80%, 12/1/23	4,960	4,960

Texas PFA, GO, TECP, 0.35%, 12/1/09	5,500	5,500
Texas PFA, GO, TECP, 0.40%, 11/2/09	8,000	8,000
Texas PFA, GO, TECP, 0.40%, 2/12/10	9,000	9,000
Univ. of Michigan Hosp., VRDN, 0.20%, 12/1/25	12,600	12,600
Univ. of Michigan Hosp., VRDN, 0.24%, 12/1/27	28,500	28,500
Univ. of North Carolina Board of Governors, Chapel Hill, TECP 0.35%, 12/7/09	5,920	5,920
Univ. of South Florida Fin. Corp., VRDN, 0.22%, 7/1/35 (5)	11,925	11,925
Utah Transit Auth., VRDN, 0.20%, 12/15/15	3,800	3,800
Virginia Commonwealth Univ. Health Auth., VRDN 0.23%, 7/1/30 (5)	14,775	14,775
Washington County, LSN/TLS Obligated Group, VRDN 0.21%, 1/1/33	5,000	5,000
Washington Health Care Fac. Auth., Catholic Health Initiatives VRDN, 0.20%, 12/1/36	20,335	20,335
Wichita, GO, 1.50%, 8/19/10	5,800	5,807
Wisconsin Housing & Economic Dev., Single Family, VRDN 0.30%, 3/1/28	5,170	5,170
Wisconsin Housing & Economic Dev., Multi-Family, VRDN 0.30%, 11/1/30	43,105	43,105
Total Municipal Securities (Cost $2,420,294)		2,420,294

U.S. GOVERNMENT AGENCY OBLIGATIONS 2.0% (8)

Federal Home Loan Bank, 0.50%, 10/27/10	64,750	64,750
Federal Home Loan Bank, 0.95%, 3/26/10	29,500	29,493
Federal Home Loan Bank, 1.05%, 2/23/10	25,000	24,992
Total U.S. Government Agency Obligations (Cost $119,235)		119,235

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Bills, 0.396%, 9/23/10	25,000	24,911
U.S. Treasury Bills, 0.435%, 6/17/10	25,000	24,931

U.S. Treasury Notes, 1.25%, 11/30/10	50,000	50,431
Total U.S. Treasury Obligations (Cost $100,273)		100,273
Total Investments in Securities		
100.6% of Net Assets (Cost $5,994,515)		**$ 5,994,515**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $190,803 and represents 3.2% of net assets.

(2) Eurodollar certificates of deposit are issued by foreign branches of U.S. or foreign banks.

(3) Yankee certificates of deposit are issued by U.S. branches of foreign banks.

(4) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $1,588,397 and represents 26.7% of net assets.

(5) Insured by AMBAC Assurance Corp.

(6) Interest subject to alternative minimum tax

(7) Insured by Radian Asset Assurance Inc.

(8) The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

BAN Bond Anticipation Note
CDA Community Development Administration/Authority
DOT Department of Transportation
EFA Educational Facility Authority
FRN Floating-Rate Note
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
PFA Public Finance Authority/Agency
TECP Tax-Exempt Commercial Paper
VR Variable Rate; rate shown is effective rate at period-end.
VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On October 31, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Distributions during the years ended October 31, 2009, and October 31, 2008, totaled $39,270,000 and $185,884,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2009, the fund utilized $3,303,000 of capital loss carryforwards. As of October 31, 2009, all unused capital loss carryforwards expire in fiscal 2016.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a net yield of 0.00% on any day that a dividend is declared. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the year ended October 31, 2009, the total management fees waived were $58,000.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2009, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At October 31, 2009, and during the year then ended, no shares of the fund were held by the Spectrum Funds or the Retirement Funds.

As of October 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 582,098,138 shares of the fund, representing 10% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, of which no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2009, the fund earned $492 in interest income related to loans made to other funds on 4 days in the average amount of $3,600,000 and at an average annual rate of 1.25%. At October 31, 2009, there were no loans outstanding.

NOTE 7 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Directors approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

In total, the fund paid $2,572,000, equal to 0.040% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expired on September 18, 2009. The participation fees are considered an extraordinary expense for purposes of the investment management and administrative agreement, paid directly by the fund in addition to its all-inclusive annual fee. They were recognized in expenses ratably over the period of participation in the program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit Cash Reserves Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Cash Reserves Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For nonresident alien shareholders, $29,432,000 of income dividends are interest-related dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1993	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
1993	Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[124]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice
2004	President, Summit Funds
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Funds	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President

Christopher P. Brown (1977)	Assistant Vice President, T. Rowe Price; formerly
Vice President	Fixed Income Analyst Trader, Riggs Investment
Advisors, Inc. (to 2005); Investment Analyst,
Cambridge Associates, LLC (to 2004)

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara-Yoch, CFA (1974)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Dylan Jones, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006), and
Senior Vice President, Portfolio Transactions,
Federal National Mortgage Association (to 2005)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009